GREAT LAKES DREDGE & DOCK COMPANY
RIVER & HARBOR IMPROVEMENTS

Great Lakes Dredge & Dock Corporation Deutsche Bank Nineteenth Annual Leveraged Finance Conference Growing Through Opportunities October 13, 2011 Exhibit 99.1

GREAT LAKES
DREDGE & DOCK
COMPANY
RIVER & HARBOR
IMPROVEMENTS

Safe Harbor
This presentation includes “forward-looking” statements within the meaning of Section 27A of the
Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, the Private Securities
Litigation Reform Act of 1995 or in releases made by the SEC, all as may be amended from time to time.  Such statements include declarations regarding the intent, belief, or current expectation of the Company and its management.  The Company cautions that any such forward-looking statements are not guarantees of future performance, and involve a number of risks, assumptions and uncertainties that could cause actual results of the Company and its subsidiaries, or industry results, to differ materially from those expressed or implied by any forward-looking statements contained herein, including, but not limited to, as a result of the factors, risks and uncertainties described in other securities filings of the Company made with the SEC, such as the Company’s most recent Report on Form 10-K.  You should not place undue reliance upon these forward-
looking statements.  Forward-looking statements provided herein are made only as of the date hereof or as a specified date herein and the Company does not have or undertake any obligation to update or revise them, unless required by law.
Growing Through Opportunities

Who is Great Lakes Dredge & Dock Corporation?
Growing Through Opportunities
Avalon & Sea Isle Beach Nourishment
Oresund Bridge – International land reclamation
Jacksonville, FL Harbor Deepening
Hunters Point Waterfront Park
Dredge Florida Cutterhead

Great Lakes Highlights
• Significant growth since 2006
•
Revenue - three-year CAGR of 10.0%
•
EBITDA - three-year CAGR of 21.4%
• Significant investment in PP&E of $140M since 2006
•
Purchased four dredging vessels in 2007 as well as built a piece of ancillary equipment
•
Upgraded dredge Ohio into world-class cutter suction dredge
• Decreased Net Debt / EBITDA from 6.4x at 12/31/05 to 1.9x at 6/30/11
•
Over $95m in cash on hand at 6/30/11 – increase in 2011 as result of refinancing of notes
•
Over $135M of availability on revolving credit facility
Growing Through Opportunities

Management Team
Board member since December 2006
Former Managing Director and Co-head of Corporate Finance for Navigant Consulting, Inc
Former partner at KPMG, LLP and past National Partner in charge of Corporate Finance at KPMG
Jonathan Berger
Chief Executive
Officer and Director
Board member since December 2006
Significant institutional knowledge as Senior Vice President, CFO and Treasurer of Great Lakes from
1991 to 1999
Private real estate investor and independent consultant since April 1999
Bruce Biemeck
President and Chief
Financial Officer,
Director
Growing Through Opportunities
David Simonelli
President of
Dredging Operations
Served as Chief Site Manager from 2007 to February 2009 and Senior Vice President from February
2009 to April 2010
Joined Great Lakes in 1978 as a Project Engineer, and has served the Company in various roles since that time
Member of the Hydrographic Society, the Western Dredging Association and the American Society of
Civil Engineers
Martin Battistoni
President of NASDI,
LLC
Named President of NASDI, LLC in July 2011
Former President of the Environmental Services Division of WRS Compass
Former President and Chief Operating Officer of Compass Environmental Inc.

GREAT LAKES
DREDGE & DOCK
COMPANY
RIVER & HARBOR
IMPROVEMENTS

Management Team
Senior Vice President since 2009
Served the Company as Vice President and Chief Contract Manager since 2006
Joined the Company in 1983 as a Mechanical Engineer
Kyle Johnson
Senior Vice President,
Operations
Senior Vice President since 2009
Served the Company as Vice President and Chief Estimator since 1992
Joined the Company in 1983 as a Project Engineer in the Hopper Division
John Karas
Senior Vice President,
Estimating and
Business
Development
Growing Through Opportunities
Steve Becker
Vice President, Plant
Equipment and Chief
Mechanical Engineer
Vice President since 2006
Responsible for Equipment Maintenance and Mechanical Engineering Departments since 1995
Joined the Company in 1984 as a Field Engineer
Katie Hayes
Treasurer and
Director of Investor
Relations
Named Treasurer in March 2011
Served as Director of Investor Relations since the Company went public in 2006
Joined the Company in 2006 and has over 18 years of accounting and finance experience

GREAT LAKES DREDGE & DOCK COMPANY
RIVER & HARBOR IMPROVEMENTS

Strategy
• New Strategy
• Must develop a risk-based growth strategy which
takes advantage of our many strengths
• Complex engineering
• Maritime construction knowledge
• Project management
• Extensive and versatile fleet
• Strong balance sheet
• Areas to explore
• Domestic dredging markets in which we do
not participate
• International dredging
• Environmental services (Recent J.V.
Announcement)
• Offshore aggregate mining and sales
• Other maritime and Jones Act related
business
• Specialty construction
• Additional demolition services including
marine demolition
• Historical Strategy (through Private Equity ownership)
• Ride the cyclical wave of domestic dredging, pay down debt and opportunistically take advantage of international markets
Growing Through Opportunities

GREAT LAKES
DREDGE & DOCK
COMPANY
RIVER & HARBOR
IMPROVEMENTS

Significant Opportunities to Grow
U.S. Port Deepening
Post Panama Canal
Deepening
Harbor Maintenance
Trust Fund
Environmental
Services/Dredging
Gulf Coast Restoration
International
Levee Repairs
Growing Through Opportunities

9 Dredging Innovative Civil Engineering Solutions Since 1890 Growing Through Opportunities

10 Domestic Dredging Market Growing Through Opportunities

11 Foreign Dredging Market Growing Through Opportunities

Dredging Overview
Deepening ports, land reclamation, and
excavation of underwater trenches
Maintenance
Maintaining depth of shipping channels
•
Army Corps of Engineers (Largest)
•
Port authorities
•
State and local governments
•
Foreign governments
•
Prime contractors on turn-key projects
•
Private entities (e.g., oil companies, utilities)
Customers
Beach Nourishment
Creating and rebuilding beaches
Capital
Growing Through Opportunities

Large and Flexible Fleet in U.S and International Markets
Types of Dredges
Hydraulic
•
20 Vessels*: 16 U.S., 4 Middle East
(19 U.S. flagged)
•
Including the only two large electric
cutterhead dredges available in the
U.S. for environmentally sensitive
regions requiring lower emissions
Hopper
• 9 Vessels: 4 U.S., 4 Middle East,
1 Brazil (4 U.S. flagged)
• Highly mobile, able to operate in
rough waters
• Little interference with other
ship traffic
Mechanical
•
5 Vessels: All U.S  (All U.S. flagged)
• Operates one of two environmentally
friendly electric clamshell dredges in
the U.S.
• Maneuverability in tight areas such
as docks and terminals
Estimate fleet replacement cost in excess of $1.5 billion in current market
25 Material Transportation Barges and Over 160 Other Specialized Support Vessels
Dredge Texas at Boca Raton Dredge Liberty Island at Melbourne
Beach
Dredge GL 55 at Upper Chesapeake
Growing Through Opportunities
*Note: Nine vessels were added from 2010 Matteson acquisition which are hydraulic but have less capacity, ideal for rivers and environmental dredging

14 Our Intellectual Property and Human Capital are a Competitive Advantage Growing Through Opportunities

15 Industry and Company Overview Growing Through Opportunities

Attractive Catalysts in the Dredging Market
• Coastal Restoration throughout Gulf Area
• Two recent bids; Great Lakes was low bidder on the $43m Pelican Island job
• Maintenance Dredging
• Harbor Maintenance Trust Fund legislation passage could add $500M to the Company’s bid market
• Panama Canal expansion leads to U.S. port deepening
• Levee repair/replacement throughout U.S.
Bayou Dupont, LA
Coastal Restoration
Dredge California and GL 55 at Pass a Loutre
Coastal Restoration
Growing Through Opportunities

(in millions)
Three Year Average
(FY 2008-2010) FY 2010 YTD 2011
Bid Market Size $325 $ 356* $76
GLDD Revenue $219 $301 $90
Domestic Dredging Industry Demand Drivers
Capital
• U.S. ports 5'–10' shallower vs. foreign ports
• Domestic port development required to
support larger, deeper draft ships
• Long-term funding for wetland and coastal marshes
• Other port development
Berm construction off Louisiana coast
Growing Through Opportunities
*Note: The 2010 bid market excludes dredging work related to the construction of sand berms off the coast of Louisiana
Note: YTD data is as of June 30, 2011.

(in millions)
Three Year Average
(FY 2008-2010) FY 2010 YTD 2011
Bid Market Size $127 $76 $115
GLDD Revenue $77 $106 $46
Domestic Dredging Industry Demand Drivers
Beach Nourishment
• Storm activity/natural erosion
• Growing population in coastal communities
• 22 of the 25 most densely populated U.S. counties are
coastal
• Importance of beach assets to recreation and local tourism industry
• Have seen robust market in 2011 and anticipate continued
opportunities in next 12 months
Melbourne Beach
Growing Through Opportunities
Note: YTD data is as of June 30, 2011.

Domestic Dredging Industry Demand Drivers
Maintenance
Dredge 54 at NYCT Berth
Growing Through Opportunities
Note: YTD data is as of June 30, 2011.
Corps of Engineers’ goal is to reach 95% of U.S. port operating capacity
Natural sedimentation and volatile weather
New capital projects increase need for ongoing maintenance
51% of 2010 domestic bid market was maintenance work
(in millions)
Three Year Average
(FY 2008- 2010)
FY 2010
YTD 2011
Bid Market Size
$ 478 $444 $139
GLDD Revenue
$ 130 $119 $76

Domestic Dredging Industry Demand Drivers
Rivers & Lakes
• On December 31, 2010, Great Lakes acquired the assets of L.W. Matteson
• L.W. Matteson is a leading inland dredging and marine construction contractor
• Serves four primary markets in the U.S. including: Inland Levee and
Construction, Inland Maintenance Dredging, Environmental and Habitat
Restoration, and Inland Lake Dredging
• The purchase price was $45 million, with $37.5 million paid at closing and a note payable to the seller of $7.5 million (approximate EBITDA multiple of 3.0x)
• L.W. Matteson has experienced strong growth and provides Great Lakes with a platform to enter new markets
• A number of new projects coming up for bid
Dredge Sandpiper
(in millions)
Three Year Average
(FY 2008-2010) FY 2010 YTD 2011
GLDD Revenue N/A N/A $11
Note: YTD data is as of June 30, 2011.
Growing Through Opportunities

(in millions)
Three Year Average
(FY 2008-2010) FY 2010 YTD 2011
GLDD Revenue $130 $ 83 $ 38
Great Lakes is Well Positioned to Compete Globally
International
• Adding more projects to backlog in Brazil. Low bidder on
private port deepening for Porto Trombetas
• International projects tend to be larger/ longer duration vs.
domestic projects
• Middle East has been a strong market historically, and is
expected to provide good opportunities in the future. Several projects bidding in coming months
• Upgrade of the dredge Ohio completed at the end of 2010.
Will allow us to meet future demand anticipated in Middle East
• Working to enter India market via teaming agreement with
successful Indian civil contractor
Reem Island at Port of Natal, Brazil
Growing Through Opportunities
Note: YTD data is as of June 30, 2011.

Largest Provider of Dredging
YTD June 2011 REVENUE BY WORK
TYPE
$310 million
YTD June 2011 DOMESTIC DREDGING BID
MARKET SHARE
Domestic Bid Market: $333 million
2010 REVENUE BY WORK TYPE
$687 million
2010 DOMESTIC DREDGING BID MARKET
SHARE
Domestic Bid Market: $875 million
Growing Through Opportunities
4%
24%
15%
16%
12%
29%
Foreign
Capital
Maintenance
Beach
Demolition
Rivers & Lakes
22%
5%
3%
40%
13%
17%
Great Lakes
Norfolk
Weeks
Manson
Don Jon
Other
44%
17%
16%
11% 12%
Foreign
Capital
Maintenance
Beach
Demolition
12%
4%
24%
4%
30%
26%
Great Lakes
Norfolk
Weeks
Manson
Don Jon
Other

(in millions)
Three Year Average FY 2010 YTD 2011
Demolition Revenue $ 76 $ 78 $ 49
Demolition Services - The Preferred Demolition Contractor in New England
NASDI and Yankee Environmental Services
• Major U.S. provider of commercial and industrial demolition services;
primarily in New England
• Purchased Yankee in 2009; able to offer removal of asbestos and hazardous materials
• Gaining foothold in New York market over last year
• Working through learning curve on these projects
• Strong bonding capacity
• Currently expanding into new domestic markets with significant contract in Louisiana for specialty bridge demolition
Massachusetts Mental Health Hospital
Growing Through Opportunities
Note: YTD data is as of June 30, 2011.

Financial Highlights 24 Growing Through Opportunities

Financial Performance
0
100
200
300
400
500
600
700
2006 2007 2008 2009 2010 YTD Q2
2010
YTD Q2
2011
Capital Maintenance Beach
Foreign Rivers & Lakes Demolition
$57.3
$52.6
$57.5
$55.9
$103.0
$77.6
$41.9
13.5%
9.5%
15.0%
16.8%
12.5%
12.3%
11.1%
(20)
0
20

100
$120
2006 2007 2008 2009 2010 YTD Q2
2010
YTD Q2
2011
0%
4%
8%
12%
16%
20%
Dredging Demolition % EBITDA Margin
ANNUAL REVENUE
3 year CAGR = 10.0%
ANNUAL ADJUSTED EBITDA
(a)
3 year CAGR = 21.4%
(a) Adjusted EBITDA represents net income (loss), adjusted for net interest expense, income taxes, depreciation and amortization expense and debt restructuring expense. Please see reconciliation of Net Income to EBITDA at the end of this presentation.
Note: Great Lakes went public in December 2006
($ in millions)
$426.0
$515.8
$586.9
$622.2
$686.9
Growing Through Opportunities
$310.3
$341.5

Improved Financial Flexibility
$25.7
$44.5
$111.0
(a)
$29.8 $30.0
$66.0 (b)
0.0
20.0
40.0
60.0
80.0
100.0
$120.0
2006 2007 2008 2009 2010 Q2 2011
Maintenance Growth
3.6x
3.3x
3.7x
2.4x
1.4x
1.9x
0.0
1.0
2.0
3.0
4.0
2006 2007 2008 2009 2010 Q2 2011
Net Debt / EBITDA
(a) Growth capital expenditures during the year of 2007 includes the purchase of four vessels.
(b) Includes $14.6 related to the upgrade of the dredge Ohio and $36 related to Matteson acquisition
CAPEX LEVERAGE
($ in millions)
Growing Through Opportunities

0

12/31/2006 12/31/2007 12/31/2008 12/31/2009 12/31/2010 6/30/2011
Capital Maintenance Beach
Foreign Demolition Rivers & Lakes
$
Backlog
BY SEGMENT
$364
$382
$385
$360
$369
($ in millions)
Growing Through Opportunities
$271
(a) Foreign backlog at December 31, 2008 has been adjusted for the portion of the Diyar contract that became an option pending award in the first quarter of 2009
(a)

Investment Highlights
• Attractive near and long-term catalysts in U.S dredging market
• Gulf Coast Restoration
• Harbor Maintenance Trust Fund secures funding for long-term maintenance demand
• Other sources of dredging demand include port deepening and port development and levee repair/replacement
• Strong financial performance and improved financial flexibility
• Revenue – 3 year CAGR 10%, EBITDA – 3 year CAGR 21.4%
• EBITDA growth from $45.1 million in 2005 to $103.0 million in 2010 ($41.9 million YTD Q2 2011)
• Decreased Net Debt / EBITDA from 6.4x in 2005 to 1.9x in Q2 2011
• International Presence
• Only U.S. dredger with significant foreign presence
• Flexible fleet enables repositioning of vessels as necessary
• Demonstrated record of successful project completion never having failed to complete a marine project
• Expanding demolition business (Bridges and Sediment & Soil Remediation)
• Opportunistic acquirer of dredging assets
Growing Through Opportunities

29 Appendix Growing Through Opportunities

Reconciliation of Net Income to Adjusted EBITDA
Fiscal Year Ending December 31,
($ in millions)
2006 2007 2008 2009 2010
2010 2011
Net Income Attributable to Great Lakes
Dredge & Dock Corporation $2.2 $7.1 $5.0 $17.5 $34.6
$20.1 $4.1
Loss on Extinguishment of Debt
5.1
Interest Expense 24.3 17.5 17.0 16.1 13.5
6.2 10.9
Income Tax Expense 1.0 6.4 3.8 11.0 20.6
13.0 3.0
Depreciation and Amortization 25.1 26.5 30.1 33.0 34.3
18.0 18.8
Adjusted EBITDA
$52.6 $57.5 $55.9 $77.6 $103.0 $57.3 $41.9
Growing Through Opportunities
Six Months
Ended June 30,
*Recent EBITDA guidance for 2011 is $85-90m

Stock Performance
Initial Investment $100
Stock Performance
Initial Investment $100
$-
$20
$40
$60
$80
$100
$120
$140
$160
12/31/2006 12/31/2007 12/31/2008 12/31/2009 12/31/2010 6/30/2011
GLDD ORN STRL GVA
Growing Through Opportunities